Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ HENRY CORNELL
Henry Cornell

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ STEVEN J. KEAN
Steven J. Kean

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ MICHAEL MILLER
Michael Miller

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ MICHAEL C. MORGAN
Michael C. Morgan

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ KENNETH A. PONTARELLI
Kenneth A. Pontarell

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ FAYEZ SAROFIM
Fayez Sarofim

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ C. PARK SHAPER
C. Park Shaper

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ JOHN STOKES
John Stokes

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ R. BARAN TEKKORA
R. Baran Tekkora

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Delaware corporation (the "Corporation"), in connection with the registration of the Corporation's Class P common stock to be issued pursuant to the Corporation's Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of February, 2011.

/s/ GLENN A. YOUNGKIN
R. Glenn A. Youngkin